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Exhibit 32
CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In

connection

with

the

quarterly

report

of

Lesaka

Technologies,

Inc.

(“Lesaka”)

on

Form 10-Q

for

the

quarter

ended
September 30, 2023, as filed with

the Securities and Exchange Commission

on the date hereof (the “Report”),

Chris G.B. Meyer and
Naeem E.

Kola, Group

Chief Executive

Officer and

Group Chief

Financial Officer,

respectively,

of Lesaka,

certify,

pursuant to

18
U.S.C. § 1350, that to their knowledge:

1.

The

Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange

Act of 1934,
as amended;

and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results
of operations of Lesaka.

Date: November 7, 2023 /s/: Chris G.B. Meyer

Name: Chris G.B. Meyer

Group Chief Executive Officer

Date: November 7, 2023 /s/: Naeem E. Kola

Name: Naeem E. Kola

Group Chief Financial Officer